UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2023

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-15259	98-0214719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Pitts Bay Road Pembroke HM 08 Bermuda		P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)		(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ARGO	New York Stock Exchange
6.500% Senior Notes due 2042 issued by Argo Group U.S., Inc. and the Guarantee with respect thereto	ARGD	New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Resettable Fixed Rate Preference Share, Series A, Par Value $1.00 Per Share	ARGOPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 2, 2023, Argo International Holdings Limited (“AIHL”), a wholly-owned subsidiary of Argo Group International Holdings, Ltd. (the “Company”), completed the previously announced sale of the entire issued share capital of Argo Underwriting Agency Limited (the “AUA Sale”). The AUA Sale was consummated pursuant to the previously disclosed Sale and Purchase Agreement (the “SPA”), dated as of September 8, 2022, by and between AIHL and Ohio Farmers Insurance Company (“Ohio Farmers”), part of the Westfield group of insurance companies, as amended by that certain Deed of Amendment, dated February 2, 2023.

The foregoing description of the SPA and Deed of Amendment in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the SPA, a copy of which was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 filed with the United States Securities and Exchange Commission on November 9, 2022 and is incorporated herein by reference, and the Deed of Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 to be filed with the Securities and Exchange Commission.

At the closing of the AUA Sale, AIHL received cash proceeds of approximately $125,000,000. An additional amount of approximately $30,500,000 was placed in escrow by Ohio Farmers related to certain reinsurance-related recoverables, which may be released to AIHL over a period of two years following the closing. At the end of the two-year escrow period, any remaining balance of the $30,500,000 escrow will be returned to Ohio Farmers.

Item 8.01. Other Events.

On February 2, 2023, the Company also issued a press release announcing the completion of the AUA Sale. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Argo Group International Holdings, Ltd., dated February 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

Date: February 3, 2023	By:	/s/ Scott Kirk
Name: Scott Kirk
Title: Chief Financial Officer